                      SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C.  20549


                                  FORM 8-K/A


                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934


                                Date of Report
                      (Date of earliest event reported)
                              September 30, 1994
                              ------------------

                             CLEVELAND-CLIFFS INC
            ------------------------------------------------------
            (Exact name of registrant as specified in its charter)



        Ohio                            1-8944                 34-1464672
- - --------------------------------------------------------------------------------
(State or other jurisdiction          (Commission             (IRS Employer
     of incorporation)                File Number)          Identification No.)



            1100 Superior Avenue, Cleveland, Ohio      44114-2589
            -----------------------------------------------------
            (Address of principal executive offices)   (Zip Code)



       Registrant's telephone number, including area code (216) 694-5700
                                                          --------------


                                Not Applicable
        -------------------------------------------------------------
        (Former name or former address, if changed since last report)



            The Exhibit Index is located on page 3 of this filing.

                              CLEVELAND-CLIFFS INC



         The undersigned Registrant hereby amends its response to Item No. 7 on the Form 8-K filed on October 13, 1994 to include the audited financial statements of Cyprus Northshore Mining Corporation and consolidated subsidiary as of December 31, 1993, the unaudited financial statements of Cyprus Northshore Mining Corporation and consolidated subsidiary as of September 30, 1994, and the related pro forma financial information.


                    Item 7.  Financial Statements, Pro Forma
                             Financial Information and Exhibits.
                             -----------------------------------

                          (a) Cyprus Northshore Mining Corporation and
                              Consolidated Subsidiary Financial Statements - December 31, 1993, attached as Exhibit 99.1 hereto

                          (b) Cyprus Northshore Mining Corporation and
                              Consolidated Subsidiary Financial Statements
                              (Unaudited) - September 30, 1994, attached as
                              Exhibit 99.2 hereto

                          (c) Cleveland-Cliffs Inc and Consolidated
                              Subsidiaries Pro Forma Financial Statements
                              (Unaudited) - December 31, 1993 and September 30, 1994, attached as Exhibit 99.3 hereto



                                  SIGNATURE
                                  ---------

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        CLEVELAND-CLIFFS INC
                                        (Registrant)




                                        By /s/John S. Brinzo
                                          -----------------------------
                                          John S. Brinzo
                                          Senior Executive - Finance

Date:  December 13, 1994

                                                           EXHIBIT INDEX


Exhibit                                                                                        Page
Number                                  Exhibit                                               Number
- - -------                   --------------------------------------                              ------
 23                       Consent of independent auditors                                       4

 99.1                     Cyprus Northshore Mining Corporation
                              and Consolidated Subsidiary
                              Financial Statements -
                              December 31, 1993                                                 5 - 17

 99.2                     Cyprus Northshore Mining Corporation
                              and Consolidated Subsidiary
                              Financial Statements (Unaudited) -
                              September 30, 1994                                               18 - 24

 99.3                     Cleveland-Cliffs Inc
                              and Consolidated Subsidiaries Pro
                              Forma Financial Statements (Unaudited) -
                              December 31, 1993 and
                              September 30, 1994                                               25 - 29


                                                                 3